NET LOSS PER COMMON SHARE	9 Months Ended
Sep. 30, 2012
Earnings Per Share [Abstract]
NET LOSS PER COMMON SHARE

NOTE 13 – NET LOSS PER COMMON SHARE

Net loss per common share is calculated in accordance with ASC Topic 260: Earnings Per Share. Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. The computation of diluted net loss per share does not include dilutive common stock equivalents in the weighted average shares outstanding as they would be anti-dilutive.

The following table sets forth the computation of basic and diluted loss per share:

	For the Three Months ended September 30, 2012	For the Three Months ended September 30, 2011	For the Nine Months ended September 30, 2012	For the Nine Months ended September 30, 2011
Numerator:
Loss from continuing operations	$(5,078,909)	$(14,574,730)	$(45,542,658)	$(17,260,264)
Loss from discontinued operations, net of tax	$—	$(1,874,969)	$(50,298)	$(2,995,376)

Denominator:
Denominator for basic and diluted loss per share
(weighted-average shares)	256,619,449	113,594,049	206,120,456	49,198,517

Loss per common share, basic and diluted:
Loss from continuing operations	$(0.02)	$(0.13)	$(0.22)	$(0.35)
Loss from discontinued operations	$(0.00)	$(0.02)	$(0.00)	$(0.06)

The following were excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact on our loss from continuing operations and loss from discontinued operations. In periods where the Company has a net loss, all anti-dilutive securities are excluded.

	September 30, 2012	September 30, 2011
Common stock equivalents:
Stock options	35,298,000	4,398,000
Stock warrants	12,222,188	41,566,999
Convertible preferred stock	—	15,318,792
Convertible promissory notes embedded conversion feature	—	20,181,208
Total	47,520,188	81,464,999